                                                                      EXHIBIT 21
                                                                     Page 1 of 6

                           HOST MARRIOTT CORPORATION

                                  SUBSIDIARIES


  1)  Airport Hotels LLC
  2)  Ameliatel
  3)  Atlanta II Limited Partnership
  4)  BRE/Swiss LLC
  5)  Calgary Charlotte Holdings Company
  6)  Calgary Charlotte Partnership
  7)  Camelback Inn Associates Limited Partnership
  8)  CCHH Atlanta LLC(/1/)
  9)  CCHH Reston LLC(/1/)
 10)  CCMH Atlanta Marquis LLC(/1/)
 11)  CCMH Atlanta NW LLC(/1/)
 12)  CCMH Atlanta Suites LLC(/1/)
 13)  CCMH Bethesda LLC(/1/)
 14)  CCMH Charlotte LLC(/1/)
 15)  CCMH Chicago CY LLC(/1/)
 16)  CCMH Costa Mesa Suites LLC(/1/)
 17)  CCMH DC LLC(/1/)
 18)  CCMH Deerfield Suites LLC(/1/)
 19)  CCMH Denver SE LLC(/1/)
 20)  CCMH Dulles AP LLC(/1/)
 21)  CCMH Dulles Suites LLC(/1/)
 22)  CCMH Farmington LLC(/1/)
 23)  CCMH Financial Center LLC(/1/)
 24)  CCMH Fisherman's Wharf LLC(/1/)
 25)  CCMH Gaithersburg LLC(/1/)
 26)  CCMH Hanover LLC(/1/)
 27)  CCMH Houston AP LLC(/1/)
 28)  CCMH Jacksonville LLC(/1/)
 29)  CCMH Kansas City AP LLC(/1/)
 30)  CCMH Key Bridge LLC(/1/)
 31)  CCMH Memphis LLC(/1/)
 32)  CCMH Metro Center LLC(/1/)
 33)  CCMH Minneapolis LLC(/1/)
 34)  CCMH Moscone LLC(/1/)
 35)  CCMH Newport Beach LLC(/1/)
 36)  CCMH Newton LLC(/1/)
 37)  CCMH Norcross LLC(/1/)
 38)  CCMH O'Hare AP LLC(/1/)
 39)  CCMH O'Hare Suites LLC(/1/)
 40)  CCMH Oklahoma City LLC(/1/)
 41)  CCMH Ontario AP LLC(/1/)
 42)  CCMH Palm Beach LLC(/1/)
 43)  CCMH Palm Desert LLC(/1/)
 44)  CCMH Park Ridge LLC(/1/)
 45)  CCMH Pentagon RI LLC(/1/)

                                                                      EXHIBIT 21
                                                                     Page 2 of 6

                           HOST MARRIOTT SUBSIDIARIES

                           SUBSIDIARIES--(Continued)

 46)  CCMH Philadelphia AP LLC(/1/)
 47)  CCMH Pittsburgh LLC(/1/)
 48)  CCMH Plaza San Antonio LLC(/1/)
 49)  CCMH Potomac LLC(/1/)
 50)  CCMH Properties II LLC(/1/)
 51)  CCMH Raleigh LLC(/1/)
 52) CCMH Rocky Hill LLC(/1/)
 53) CCMH Salt Lake LLC(/1/)
 54) CCMH San Fran AP LLC(/1/)
 55) CCMH Santa Clara LLC(/1/)
 56) CCMH Scottsdale Suites LLC(/1/)
 57) CCMH South Bend LLC(/1/)
 58) CCMH Tampa AP LLC(/1/)
 59) CCMH Tampa Waterside LLC(/1/)
 60) CCMH Tampa Westshore LLC(/1/)
 61) CCMH Vail LLC(/1/)
 62) CCMH Williamsburg LLC(/1/)
 63) CCRC Amelia Island LLC(/1/)
 64) CCRC Buckhead/Naples LLC(/1/)
 65) CCRC Marina LLC(/1/)
 66) CCRC Phoenix LLC(/1/)
 67) CCRC San Francisco LLC(/1/)
 68) CCSH Chicago LLC(/1/)
 69) CCSH New York LLC(/1/)
 70) Chesapeake Financial Services LLC
 71) Chesapeake Hotel Limited Partnership
 72) CHLP Finance LP
 73) City Center Hotel Limited Partnership
 74) City Center Interstate Partnership LLC
 75) Deerfield Capital Trust
 76) DS Hotel LLC
 77) Durbin LLC
 78) East Side Hotel Associates, L.P.
 79) Farrell's Ice Cream Parlor Restaurants LLC
 80) Hanover Hotel Acquisition Corporation
 81) HMA Realty Limited Partnership
 82) HMA-GP LLC
 83) HMC Amelia I LLC
 84) HMC Amelia II LLC
 85) HMC AP Canada Company
 86) HMC AP GP LLC
 87) HMC AP GP, Inc.
 88) HMC AP LP
 89) HMC Atlanta LLC
 90) HMC BCR Holdings LLC
 91) HMC BN Corporation
 92) HMC Burlingame Hotel LLC

                                                                      EXHIBIT 21
                                                                     Page 3 of 6

                           HOST MARRIOTT SUBSIDIARIES

                           SUBSIDIARIES--(Continued)

 93) HMC Burlingame II LLC
 94) HMC Burlingame LLC
 95) HMC California Leasing LLC
 96) HMC Cambridge LLC
 97) HMC Capital LLC
 98) HMC Capital Resources LLC
 99) HMC Charlotte (Calgary) Company
100) HMC Charlotte GP LLC
101) HMC Charlotte GP, Inc.
102) HMC Charlotte LP
103) HMC Chicago LLC
104) HMC Desert LLC
105) HMC Diversified American Hotels, L.P.
106) HMC Diversified LLC
107) HMC DSM LLC
108) HMC East Side II LLC
109) HMC East Side LLC
110) HMC Gateway LLC
111) HMC Gateway, Inc.
112) HMC Georgia LLC
113) HMC Grace (Calgary) Company
114) HMC Grand LLC
115) HMC Hanover LLC
116) HMC Hartford LLC
117) HMC Host Atlanta, Inc.
118) HMC Host Restaurants LLC
119) HMC Hotel Development LLC
120) HMC Hotel Properties II Limited Partnership
121) HMC Hotel Properties Limited Partnership
122) HMC HPP LLC
123) HMC HT LLC
124) HMC IHP Holdings LLC
125) HMC JWDC GP LLC
126) HMC Manhattan Beach LLC
127) HMC Market Street LLC
128) HMC MDAH One Corporation
129) HMC Mexpark LLC
130) HMC MHP II LLC
131) HMC MHP II, Inc.
132) HMC NGL LLC
133) HMC OLS I LLC
134) HMC OLS I LP
135) HMC OLS II LP
136) HMC OP BN LLC
137) HMC Pacific Gateway LLC
138) HMC Palm Desert LLC
139) HMC Park Ridge II LLC

                                                                      EXHIBIT 21
                                                                     Page 4 of 6

                           HOST MARRIOTT SUBSIDIARIES

                           SUBSIDIARIES--(Continued)

140) HMC Park Ridge LLC
141) HMC Park Ridge LP
142) HMC Partnership Holdings LLC
143) HMC Partnership Properties LLC
144) HMC PLP LLC
145) HMC Polanco LLC
146) HMC Potomac LLC
147) HMC Properties I LLC
148) HMC Properties II LLC
149) HMC Property Leasing LLC
150) HMC Reston LLC
151) HMC Retirement Properties, L.P.
152) HMC RTZ II LLC
153) HMC RTZ Loan I LLC
154) HMC RTZ Loan II LLC
155) HMC RTZ Loan Limited Partnership
156) HMC RTZ Management LLC
157) HMC SBM Two LLC
158) HMC Seattle LLC
159) HMC SFO LLC
160) HMC SPE Manager I Corporation
161) HMC Suites Limited Partnership
162) HMC Suites LLC
163) HMC Swiss Holdings LLC
164) HMC Times Square Hotel LLC
165) HMC Times Square Partner LLC
166) HMC Toronto Air Company
167) HMC Toronto Airport GP LLC
168) HMC Toronto Airport GP, Inc.
169) HMC Toronto Airport LP
170) HMC Toronto EC Company
171) HMC Toronto EC GP LLC
172) HMC Toronto EC GP, Inc.
173) HMC Toronto EC LP
174) HMC Waterford LLC
175) HMC/Interstate Manhattan Beach, L.P.
176) HMC/Interstate Ontario, L.P.
177) HMC/Interstate Waterford, LP
178) HMC/RGI Hartford, L.P.
179) HMH General Partner Holdings LLC
180) HMH HPT CBM LLC
181) HMH HPT RIBM LLC
182) HMH Marina LLC
183) HMH Norfolk, L.P.
184) HMH Norfolk, LLC
185) HMH Pentagon LLC
186) HMH Restaurants LLC

                                                                      EXHIBIT 21
                                                                     Page 5 of 6

                           HOST MARRIOTT SUBSIDIARIES

                           SUBSIDIARIES--(Continued)

187) HMH Rivers LLC
188) HMH Rivers, L.P.
189) HMH WTC LLC
190) HMP Capital Ventures LLC
191) HMP Financial Services LLC
192) HMT Lessee LLC (/1/)
193) HMT Lessee Sub (Atlanta) LLC (/1/)
194) HMT Lessee Sub (Palm Desert) LLC (/1/)
195) HMT Lessee Sub (Properties II) LLC (/1/)
196) HMT Lessee Sub (Santa Clara) LLC (/1/)
197) HMT Lessee Sub I LLC (/1/)
198) HMT Lessee Sub II LLC (/1/)
199) HMT Lessee Sub III LLC (/1/)
200) HMT Lessee Sub IV LLC (/1/)
201) HMT SPE (Atlanta) Corporation (/1/)
202) HMT SPE (Palm Desert) Corporation (/1/)
203) HMT SPE (Properties II) Corporation (/1/)
204) HMT SPE (Santa Clara) Corporation (/1/)
205) Hopewell Associates, L.P.
206) Host DSM Limited Partnership
207) Host Hanover Hotel Corporation
208) Host Hanover Limited Partnership
209) Host La Jolla LLC
210) Host Marriott Financial Trust
211) Host Marriott, L.P.
212) Host MHP Two Corporation
213) Host of Boston, Ltd.
214) Host of Houston 1979
215) Host of Houston Ltd.
216) Host Park Ridge LLC
217) Host Properties, Inc.
218) Host/Interstate Partnership, L.P.
219) Hotel Properties Management, Inc.
220) HTKG Development Associates, Limited Partnership
221) IHP Holdings Partnership LP
222) Ivy Street Hopewell LLC
223) Ivy Street Hotel Limited Partnership
224) Ivy Street LLC
225) Ivy Street MPF LLC
226) JWDC Limited Partnership
227) Lauderdale Beach Association
228) Marina Hotel LLC
229) Market Street Host LLC
230) MDSM Finance LLC
231) MFR of Illinois LLC
232) MFR of Vermont LLC
233) MFR of Wisconsin LLC

                                                                     EXHIBIT 21
                                                                    Page 6 of 6

                          HOST MARRIOTT SUBSIDIARIES

                           SUBSIDIARIES--(Continued)

234) MHP Acquisition Corporation
235) MHP II Acquisition Corporation
236) MOHS Corporation
237) Mutual Benefit Chicago Suite Hotel Partners, L.P.
238) Mutual Benefit/Marriott Hotel Associates I, Limited Partnership
239) New Market Street LP
240) Pacific Gateway Ltd.
241) Philadelphia Airport Hotel Corporation
242) Philadelphia Airport Hotel Limited Partnership
243) Philadelphia Airport Hotel LLC
244) Philadelphia Market Street HMC Hotel Limited Partnership
245) Philadelphia Market Street Hotel Corporation
246) Philadelphia Market Street Marriott Hotel II Limited Partnership
247) PM Financial LLC
248) PM Financial LP
249) Potomac Hotel Limited Partnership
250) PRM LLC
251) RAJ Boston Associates Limited Partnership
252) RTZ Holdings Boston LLC
253) S.D. Hotels LLC
254) S.D. Hotels, Inc.
255) Santa Clara HMC LLC
256) Santa Clara Host Hotel Limited Partnership
257) Timeport, L.P.
258) Times Square GP LLC
259) Times Square HMC Hotel, L.P.
260) Times Square LLC
261) Timewell Group, L.P.
262) Wellsford Park Ridge Host Hotel Limited Partnership
263) YBG Associates LLC
--------
(1) Subsidiary was created or acquired in connection with Host LP's acquisition of the Crestline Lessee Entities on January 8, 2001.